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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                   MAY 3, 2002

                           MUTUAL RISK MANAGEMENT LTD
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                 COMMISSION                          IRS EMPLOYER
 JURISDICTION                  FILE NUMBER:                       IDENTIFICATION
 OF INCORPORATION:                                                       NUMBER:

 BERMUDA                       1-10760                            NOT APPLICABLE

                                44 CHURCH STREET
                              HAMILTON HM12 BERMUDA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (441) 295-5688

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                                        2

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On May 3, 2002, Mutual Risk Management Ltd. ("MRM") announced a preliminary agreement on restructuring.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b) Exhibits.

99.1 Press Release dated May 3, 2002, related to the announcement of a preliminary agreement on restructuring.

                                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2002                               MUTUAL RISK MANAGEMENT LTD.

                                      By: /s/ Angus Ayliffe
                                         --------------------------------------
                                          Angus Ayliffe
                                          Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
  NO.       DESCRIPTION
-------     -----------

99.1 Press Release dated May 3, 2002, related to the announcement of a preliminary agreement on restructuring.